LIGHTHOUSE CONTRARIAN FUND
--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT






--------------------------------------------------------------------------------

                            For the Six Months Ended
                               February 28, 2001

         ...We should see investors move down the capitalization spectrum to smaller companies, many of which are growing at twice the rate, but selling at half the valuation of their large-cap counterparts. After all, how long can the trend exist where the price movement of large-cap growth stocks is 80% related to P/E multiple expansion and only 20% to actual corporate earnings growth. With current multiples approaching triple digits for a number of the favorite large-cap index stocks, is it reasonable to expect a similar expansion in valuation in the future? Can Cisco Systems go from 96 times earnings to 192 times earnings? Can America Online go from 412 times earnings to 824? Can MCI WorldCom go from 94 times earnings to 188? Maybe, but probably not.

                                                   Lighthouse Capital Management
                                                               July, 1999

To our fellow shareholders:

PERFORMANCE

We are extremely pleased to report that the Fund finished the calendar year December 31, 2000, with a twelve-month return of 26.22%. This result compares with the S&P 500 Index, which declined 9.10%, the small-cap Russell 2000 down 3.02% and the NASDAQ Composite Index falling 38.90% over the same time period. Although down 2.22% for the quarter ended March 31, 2001, the Fund continues to outperform the major indices. The S&P 500 fell 12.11%, the Russell 2000 Index was down 6.82%, and the NASDAQ Composite tumbled 25.51% for the same period.

A REVIEW OF RECENT EVENTS

It was a year of change and transition. A number of events we had previously forecast occurred during 2000 and the early months of 2001:

1. The price of oil and natural gas surged higher than most analysts predicted. Prices have also stayed high longer than most believed. We were among the few who were buying energy stocks before they became popular.

2. The NASDAQ has fallen over 65% from its March 2000 high. The downdraft has taken its toll on almost all technology stocks, including those with modest valuations and good growth rates, like those in the Fund. We are using the devaluation to add to our positions.

3. The Internet stocks were decimated, all of them. Unlike many, we resisted the temptation to jump on the bandwagon and buy these skyrocketing stocks while they were being promoted by the venture capitalists and their investment bankers. Our skepticism has been vindicated.

4. The trend turned away from momentum trading and toward value investing. This should continue, with more emphasis on real earnings and less on stock movement alone. Our fundamental strength in researching companies that have strong prospects for future growth is serving us well in this environment.


5. Investment methodology began to return to the basics. Risk assessment has assumed its rightful place alongside projected returns. Seldom do you now hear comments like "it's a new era", "valuations and earnings no longer matter", "indexing always beats active management", "higher interest rates don't impact technology stocks", "it's different this time", "we're in a new economy where the old benchmarks no longer apply" and so on. Stocks no longer double the same day a Wall Street "analyst" increases his or her price target by 100%. Instead, investors are questioning valuations and investigating the prospects for company earnings. Furthermore, portfolios are becoming more diversified. The prior concentration of investor dollars in large cap technology and index growth stocks is now providing the fuel for previously neglected market sectors as the move toward diversification proceeds.

     Having a diversified portfolio benefited the Fund during the market downturn. For the first six months of the Fund's fiscal year, the only declines of any significance were in the technology and biotechnology areas, even though we were under-weighted in both sectors. The Fund, however, benefited from its holdings in the consumer, energy and transportation sectors.

THE CURRENT INVESTMENT CLIMATE

      The current investment environment can be characterized as one of investor uncertainty and pessimism, a perfect environment for our style of investing. The bullish stock trends that provided confidence have disappeared. They have been replaced by directionless volatility interspersed with sudden downward valuation adjustments, more characteristic of a bear market. One by one, the former "safe-bet" favorites are crumbling. The general public has been slowly conditioned against buying the dips, a previously reliable and widely-practiced tactic. Equity mutual funds are experiencing net redemptions. Once popular trend-following managers appear to be experiencing the greatest redemptions as the hot money leaves. In short, we are in a bear market.

      As for the economy, it appears to be teetering on the brink of recession. Earnings warnings by companies are ballooning in number as the economy softens. Some of these confessions are due to the SEC's recently-enacted fair disclosure guidelines, yet the persistency of negative announcements across most sectors is troubling. Deteriorating credit quality within the current environment is becoming a more common topic of discussion. This is creating wider bond sector spreads and causing a wariness toward the banks and finance companies.

Brokerage firms are also being sold due to investor expectations of lower underwriting, merger activity, trading volume and asset management fees.

      Sentiment regarding the financial sector is not the only casualty of a slower economy. Almost any economically sensitive sector has an uphill battle to fight in the mind of investors. Fears of a retrenching consumer haunt the retail sector. Energy-demand questions plague the energy producers. "Transportation companies might have less to haul", "technology companies will suffer from a reduction in capital spending", and "no one will eat at restaurants anymore" are just a few of the comments that have played recently in the financial media.

FUTURE STRATEGY

      In an effort to anticipate the future, it is sometimes helpful to recall the past. The recent past and the current environment are very reminiscent of the early 1970's when the "Nifty Fifty" were in demand. The "Nifty Fifty", as they came to be known, consisted of about fifty glamorous, large-cap stocks, which seemed invincible to investors of that day. They were valued for their ability to grow quickly, weather adversity and to basically control their own destiny. Many considered them to be "one-decision stocks", stocks to be purchased and put in a safe place, never to be sold. Names included Xerox, McDonald's, Kodak, Polaroid, Deluxe Check and like names which had become so popular with investors that valuations became absurd. As more and more investors chased the narrow performance of these few stocks, the S&P 500 became heavily tilted toward the massive capitalizations of these few issues. In late 1972, the Nifty Fifty comprised over 40% of the entire market value of the S&P 500. When the Bear Market of 1973-74 arrived, these over-valued stocks fell on average by almost 50%, some with declines of over 80%. After three years, none of the "Nifty Fifty" had regained their prior highs and some were still down over 50%. Although value stocks held up much better than the "Nifty Fifty", they were pulled down as well, but that's where the story changes. Once investors were harshly reminded that fundamentals are still important -- that you can pay too much, even for the best company -- investing methodology and strategy returned to the basics. The recovery from the trough of the bear market was led by value stocks and continued for the next six years, leaving the "Nifty Fifty" far, far behind.

      Will today's version of the "Nifty Fifty", (large-cap tech and index growth stocks), lead us out of the current bear market? The period in history discussed above would seem to suggest that it is unlikely. We believe, as in the early 1970's, that new leadership will emerge. Despite the tremendous contraction in valuations experienced by the old leadership stocks, we believe there is more work to do on the downside before valuations are truly reasonable. However, reasonably-priced, growing companies continue to look attractive and should once again emerge as the new leaders coming out of the bear market. This is how we are positioned in the Fund portfolio.

      Certainly all companies will suffer (in varying degrees) from a slowing economy. However, the question we must ask ourselves as long-term investors is, "What is reflected in the stock price today?" Many of the sectors we are buying have been discounting an economic slowdown for almost a year. Price-earnings ratios, hovering in the single digits for many smaller and mid-size companies, are indicative of an investor mindset focused on the possibility of lower earnings in the near future. It is our belief that a slowing economy (but not necessarily a severe recession) is already reflected in the prices of many stocks, particularly small and mid-cap issues.


      Two very important factors should affect market direction in the next few years. First, is the change in direction by the Federal Reserve from a restrictive to an accommodative posture. Research has shown that there is not a more powerful variable for the economy and stock prices than the future direction of interest rates. A change in policy direction comes very seldom, as it takes time and usually more than a few steps to achieve the desired effect. With that in mind, it is important to know that almost all real net gains in the stock market since the early 1970s have come during periods when the Fed was easing.

      Second, a significant tax cut is now more likely than at any time in the last eight years. A new administration, a budget surplus, and a consensus that the economy is slowing may all combine to permit a cut despite an evenly divided Congress. This could be the tonic the economy needs, allowing a quicker recovery than would be possible through incremental Fed action alone. We believe the combination of fiscal and monetary stimulus should ensure that the economy doesn't become mired in a lengthy and severe recession. As this becomes apparent, investors should return to the stock market armed with a healthier respect for risk and value which should lead them to the types of companies we own.

      We are continuing to find good values in the financial and consumer cyclical sectors and are adding selectively in these areas as opportunities are presented. We are also continuing to add positions in the healthcare sector and are using the significant price declines in technology to add to existing positions or establish new ones. We have lower expectations for the energy sector and are adding only special situation energy companies to the portfolio. We currently view much of our energy portfolio as a source of cash to put to work in more out-of-favor industries as conditions warrant.

IN CONCLUSION

      Our strategy, as always, will be to take advantage of opportunities created by investors' short-term emotions. Times like this are filled with opportunities to buy securities at attractive prices. Our reliance on in-house research provides the conviction to take advantage of these opportunities and our long-term perspective fosters the patience required to allow our ideas to work. Despite the current pessimism permeating the investing environment, we are generally optimistic regarding our own position. The markets may not go straight up from here.

There may yet be more reparations to pay for the bubble created over the last few years, now in the process of bursting. Nevertheless, corporate profits are still relatively strong, inflation is benign, productivity is impressive, unemployment is low, the Fed is once again easing and a new administration is descending on Washington bent on cutting regulations and taxes. It is unlikely that all of the positives will be reversed by a temporary slowdown in the economy. Therefore, the seeds we plant today in the form of attractive buying opportunities should lay the foundation for significant future returns. In this belief, we welcome the current market environment as an ideal opportunity to execute our contrarian strategy.

      Finally, we would like to thank you for all the calls and letters congratulating us on our performance. Rest assured that we are working hard every day to strive to deliver good results. Should you have any questions or wish to discuss our outlook and strategy, you are welcome to call me any time at 713-688-6881. If you prefer email, send it to lbarbee@lightkeepers.com. Just identify yourself as a shareholder of the Fund and I will be happy to answer all your inquiries.

Sincerely,

/s/ Lanny C. Barbee
Lanny C. Barbee
Portfolio Manager


----------
The total returns for the twelve months ended March 31, 2001, average annual total return for five years and from inception on September 29, 1995 through March 31, 2001, were 4.29%, -0.48% and 1.00%, respectively. Results shown are past performance, which should not be regarded as an indicator of future results. Share value and returns fluctuate and investors may have a gain or loss when they sell shares. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown.



                           LIGHTHOUSE CONTRARIAN FUND

            SCHEDULE OF INVESTMENTS at February 28, 2001 (Unaudited)


SHARES                                                                    VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 93.5%

Aerospace/Defense Equipment: 0.4%
34,000           AVTEAM, Inc. - Class A                                  $34,000
                                                                        --------
Agricultural Operations: 4.7%
10,000           Delta and Pine Land Co.                                 246,500
 3,400           Potash Corp.                                            203,014
                                                                         449,514
                                                                        --------

Apparel Manufacturing: 4.5%
 4,900           Jones Apparel Group, Inc.                               188,160
 7,100           Quicksilver, Inc.                                       190,990
14,000           Tarrant Apparel Group                                    56,000
                                                                        --------
                                                                         435,150
                                                                        --------

Banks: 3.3%
 8,300           Glacier Bancorp, Inc.                                   124,500
 9,700           Pacific Century Financial Corp.                         188,762
                                                                        --------
                                                                         313,262
                                                                        --------
Biotechnology: 4.9%
 3,400           COR Therapeutics, Inc.                                  116,875
 9,200           Isis Pharmaceuticals, Inc.                              100,050
14,000           Ligand Pharmaceuticals, Inc.                            159,250
 8,300           Ribozyme Pharmaceuticals, Inc.                           65,362
 4,100           Xoma Corp.                                               29,597
                                                                        --------
                                                                         471,134
                                                                        --------

Business Services: 1.2%
 8,800           RemedyTemp, Inc. - Class A                              119,900
                                                                        --------

Communications - Equipment: 0.5%
 6,700           Harmonic, Inc.                                           48,994
                                                                        --------

Consumer Products: 2.1%
11,300           Fossil, Inc.                                            197,750
                                                                        --------

Electrical Components & Equipment: 1.0%
 5,900           American Superconductor Corp.                            99,931
                                                                        --------

Electronic Components: 10.6%
 4,200           Altera Corp.                                            $97,125
 2,200           Analog Devices, Inc.                                     82,060
 4,400           Coherent, Inc.                                          184,250
 3,700           International Rectifier Corp.                           122,100
 8,300           Merix Corp.                                             103,750
 7,100           Sawtek, Inc.                                            117,150
10,000           Universal Display Corp.                                  93,750
12,000           Vishay Intertechnology, Inc.                            215,280
                                                                      ----------
                                                                       1,015,465

Electronic Instruments: 1.2%
 5,100           Keithley Instruments, Inc.                              118,473
                                                                      ----------

Gold Mining: 3.4%
10,300           Barrick Gold Corp.                                      166,860
17,200           Placer Dome, Inc.                                       161,164
                                                                      ----------
                                                                         328,024
                                                                      ----------

Insurance: 1.1%
 4,100           UnumProvident Corp.                                     107,297
                                                                      ----------

Investment Banking/Brokerage: 4.4%
 3,000           Bear Stearns Companies, Inc. (The)                      156,540
 1,900           Lehman Brothers Holdings, Inc.                          130,435
 6,500           Southwest Securities Group, Inc.                        135,850
                                                                      ----------
                                                                         422,825
                                                                      ----------

Manufacturing Equipment: 8.7%
23,500           Applied Films Corp.                                     311,375
 7,000           Electro Scientific Industries, Inc.                     196,437
28,000           Trikon Technologies, Inc.                               323,750
                                                                      ----------
                                                                         831,562
                                                                      ----------

Medical Products: 2.2%
11,500           Cohesion Technologies, Inc.                              51,750
 5,800           CryoLife, Inc.                                          159,500
                                                                      ----------
                                                                         211,250
                                                                      ----------




See accompanying Notes to Financial Statements.
                                                                             7






                           LIGHTHOUSE CONTRARIAN FUND

            SCHEDULE OF INVESTMENTS at February 28, 2001 (Unaudited)




SHARES                                                                    VALUE
--------------------------------------------------------------------------------

Oil & Gas Exploration and Production: 18.8%
 3,400           Anadarko Petroleum Corp.                               $212,500
 6,000           Barrett Resources Corp.                                 265,500
 2,700           Louis Dreyfus Natural Gas Corp.                          97,632
11,200           Plains Resources, Inc.                                  235,312
 7,200           Pogo Producing Co.                                      189,864
10,000           Pure Resources                                          209,000
 4,300           St. Mary Land & Exploration Co.                          95,944
 2,304           Stone Energy Corp.                                      124,416
69,200           Ultra Petroleum Corp.                                   256,040
 5,500           Westport Resources Corp.                                114,675
                                                                      ----------
                                                                       1,800,883
                                                                      ----------

Oil and Gas Pipelines: 4.7%
20,500           Plains All American Pipeline, L.P.                      451,000
                                                                      ----------

Oilfield Equipment/Services: 1.6%
29,200           Mitcham Industries, Inc.                                149,650
                                                                      ----------

Pharmaceuticals: 1.2%
 1,400           Aventis S.A.                                            113,064
                                                                      ----------

Real Estate: 0.5%
13,700           Kennedy-Wilson, Inc.                                     50,947
                                                                      ----------

Restaurants: 2.4%
 3,400           CEC Entertainment, Inc.                                136,000
 3,100           Jack in the Box, Inc.                                    92,442
                                                                      ----------
                                                                         228,442
                                                                      ----------
Retail - Specialty: 4.5%
11,800           Circuit City Stores, Inc.                               179,006
 6,800           Claire's Stores, Inc.                                   118,456
 4,200           Pacific Sunwear of California, Inc.                     138,862
                                                                      ----------
                                                                         436,324
                                                                      ----------

Software: 2.8%
 8,900           Progress Software Corp.                                 130,719
 2,600           Synopsys, Inc.                                          141,213
                                                                      ----------
                                                                         271,932
                                                                      ----------

Transportation: 2.8%
 4,300           CNF Transportation, Inc.                               $148,522
 7,600           J.B. Hunt Transport Services, Inc.                      120,175
                                                                      ----------
                                                                         268,697
                                                                      ----------

TOTAL COMMON STOCKS
        (Cost $8,643,484)                                              8,975,470
                                                                      ----------



PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 5.0%
$484,462         Firstar Stellar Treasury Fund (cost $484,459)          $484,462
                                                                      ----------
TOTAL INVESTMENTS IN SECURITIES: 98.5%
        (Cost $9,127,943+)                                             9,459,932
        Other Assets less Liabilities: 1.5%                              141,724
                                                                      ----------
        NET ASSETS: 100.0%                                            $9,601,656
                                                                      ==========


*    Non-income producing security.
+ At February 28, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

        Gross unrealized appreciation   $1,662,108
        Gross unrealized depreciation   (1,330,119)
                                        ----------
        Net unrealized appreciation     $  331,989
                                        ==========



See accompanying Notes to Financial Statements.



                           LIGHTHOUSE CONTRARIAN FUND

      STATEMENT OF ASSETS AND LIABILITIES at February 28, 2001 (Unaudited)
================================================================================

ASSETS
        Investments in securities, at value (cost $9,127,943) .........   $  9,459,932
        Receivables:
                Securities sold .......................................        227,154
                Dividends and interest ................................          9,002
                Due from advisor ......................................            115
        Prepaid expenses ..............................................             97
                                                                          ------------
        Total assets ..................................................      9,696,300
                                                                          ------------
LIABILITIES
          Payables:
               Securities purchased ...................................         71,355
               Distribution fees ......................................          4,210
               Administration fees ....................................          1,828
          Accrued expenses ............................................         17,251
                                                                          ------------
                Total liabilities .....................................         94,644
                                                                          ------------

  NET ASSETS ..........................................................   $  9,601,656
                                                                          ============

  Net asset value, offering and redemption price per share
    ($9,601,656/797,028 shares outstanding; unlimited number of
    shares authorized without par value) ..............................   $      12.05
                                                                          ============
COMPONENTS OF NET ASSETS
   Paid-in capital ....................................................   $ 14,679,881
   Accumulated net investment loss ....................................        (50,115)
   Accumulated net realized loss on investments .......................     (5,360,099)
   Net unrealized appreciation on investments .........................        331,989
                                                                          ------------
                        Net assets ....................................   $  9,601,656
                                                                          ============





See accompanying Notes to Financial Statements.



                           LIGHTHOUSE CONTRARIAN FUND
                             STATEMENT OF OPERATIONS
             For the Six Months Ended February 28, 2001 (Unaudited)

     INVESTMENT INCOME
     Income
        Dividends ......................................................   $  32,344
        Interest .......................................................      14,449
        Other ..........................................................         866
                                                                           ---------
                Total income ...........................................      47,659
                                                                           ---------

   Expenses
     Advisory fees .....................................................      61,109
     Registration fees .................................................      17,099
     Administration fees ...............................................      14,837
     Distribution fees .................................................      12,222
     Fund accounting fees ..............................................       9,376
     Transfer agent fees ...............................................       5,988
     Audit fees ........................................................       5,530
     Custody fees ......................................................       4,537
     Miscellaneous .....................................................       3,644
     Reports to shareholders ...........................................       3,426
     Trustee fees ......................................................       2,484
     Legal fees ........................................................       1,948
     Amortization of deferred
         organization costs ............................................         532
     Insurance expense .................................................         291
                                                                           ---------
        Total expenses .................................................     143,023
        Less: fees waived ..............................................     (45,249)
                                                                           ---------
        Net expenses ...................................................      97,774
                                                                           ---------
            NET INVESTMENT LOSS ........................................     (50,115)
                                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments .......................................     895,000
 Net unrealized depreciation on investments ................. ..........  (1,764,490)
                                                                           ---------
    Net realized and unrealized loss on investments ....................    (869,490)
                                                                           ---------
         NET DECREASE IN NET ASSETS RESULTING
            FROM OPERATIONS ............................................   $(919,605)
                                                                           =========





See accompanying Notes to Financial Statements.


                           LIGHTHOUSE CONTRARIAN FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                SIX MONTHS
                                                                  ENDED         YEAR ENDED
                                                                FEBRUARY 28,    AUGUST 31,
                                                                 2001#             2000
                                                                 -----             ----
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
        Net investment loss ..............................   $    (50,115)   $    (98,475)
        Net realized gain (loss) on investments ..........        895,000        (288,515)
        Net unrealized appreciation (depreciation)
                    on investments .......................     (1,764,490)      2,515,417
                                                               ----------       ---------
                Net increase (decrease) in net assets
                   resulting from operations .............       (919,605)      2,128,427
                                                               ----------       ---------
CAPITAL SHARE TRANSACTIONS
        Net decrease in net assets derived from net change
                in outstanding shares  (a) ...............       (242,651)     (3,749,347)
                                                               ----------       ---------
                Total decrease in net assets .............     (1,162,256)     (1,620,920)

NET ASSETS
        Beginning of period ..............................     10,763,912      12,384,832
                                                               ----------       ---------
        End of period ....................................   $  9,601,656    $ 10,763,912
                                                             ============    ============

(a)     A summary of capital share transactions is as follows:


                               SIX MONTHS ENDED          YEAR ENDED
                               FEBRUARY 28, 2001#      AUGUST 31, 2000
                               ------------------      ---------------

                               SHARES   VALUE          SHARES    VALUE
                               ------   -----          ------    -----

Shares sold                   20,517   $253,278        39,995     $ 482,277
Shares redeemed              (39,105)  (495,929)     (411,900)   (4,231,624)
                             -------   --------      --------    ----------
Net decrease                 (18,588) $(242,651)     (371,905)  $(3,749,347)
                             =======  =========      ========    ==========


#   Unaudited.







See accompanying Notes to Financial Statements.



                           LIGHTHOUSE CONTRARIAN FUND
                              FINANCIAL HIGHLIGHTS
             For a capital share outstanding throughout each period





                                                                                                                          SEPTEMBER
                                                                SIX MONTHS                                                29, 1995*
                                                                   ENDED           YEAR ENDED AUGUST 31,                   THROUGH
                                                                FEBRUARY 28,                                              AUGUST 31,
                                                                   2001#        2000       1999        1998      1997        1996
                                                                   -----        ----       ----        ----      ----        ----
        NET ASSET VALUE, BEGINNING OF PERIOD ...............   $   13.20   $   10.43  $    10.85  $   15.76  $   13.57  $   12.00

Income from investment operations:
        Net investment income (loss) .......................       (0.06)      (0.17)      (0.07)      0.01       0.05      (0.09)
        Net realized and unrealized
                gain (loss) on investments .................       (1.09)       2.94       (0.34)     (4.31)      2.41       1.72
                                                               ---------      ------     -------     ------     ------     ------

        Total from investment operations ...................       (1.15)       2.77       (0.41)     (4.30)      2.46       1.63
                                                               ---------      ------     -------     ------     ------     ------

Less distributions:
        From net investment income .........................     --          --            (0.01)     --         --         --
        From net realized gain .............................     --          --            --         (0.61)     (0.27)     (0.06)
                                                               ---------      ------     -------     ------     ------     ------

        Total distributions ................................     --          --            (0.01)     (0.61)     (0.27)     (0.06)
                                                               ---------      ------     -------     ------     ------     ------

        Net asset value, end of period .....................   $   12.05   $   13.20  $    10.43  $   10.85  $   15.76  $   13.57
                                                               =========      ======     =======     ======     ======     ======

        Total return .......................................       (8.71)%     26.56%      (3.78)%   (28.46)%    18.22%     13.67%
Ratios/supplemental data:
        Net assets, end of period (millions) ...............   $    9.6    $   10.8   $    12.4   $   21.7   $   30.5   $   14.0
Ratio of expenses to average net assets:
        Before fees waived and expenses absorbed ...........        2.93%+      2.77%       2.47%      2.13%      2.24%      2.95%+
        After fees waived and expenses absorbed ............        2.00%+      2.00%       2.00%      2.00%      2.00%      2.00%+
Ratio of net investment income (loss) to average net assets:
        Before fees waived and expenses absorbed ...........       (1.95)%+    (1.76)%     (0.85)%    (0.06)%    (0.13)%    (2.14)%+
        After fees waived and expenses absorbed ............       (1.03)%+    (0.99)%     (0.39)%     0.08%      0.11%     (1.19)%+
        Portfolio turnover rate ............................       38.17%      57.49%     122.00%     44.09%     21.94%     20.56%


#  Unaudited.
*  Commencement of operations.
+  Annualized.




See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND
                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION
     The Lighthouse Contrarian Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities. Prior to November 12, 1997, the Fund was known as the Lighthouse Growth Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

        A. Security Valuation. Securities traded on a national securities exchange or NASDAQ are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

        B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

        C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

        D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                           LIGHTHOUSE CONTRARIAN FUND
              NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the period ended February 28, 2001, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the period ended February 28, 2001, the Fund incurred $61,109 in Advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 2.00%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the period ended February 28, 2001, the Advisor waived fees of $45,249.

     At February 28, 2001, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $359,814. The Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                                August 31,
                                                ----------
                                   2001      2002       2003        2004
                                   ----      ----       ----        ----
Lighthouse Contrarian Fund      $118,914   $118,787    $76,864     $45,249

     The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees;

                           LIGHTHOUSE CONTRARIAN FUND
              NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:



AVERAGE NET ASSETS OF THE FUND          FEE OR FEE RATE UNDER
$15 million                             $30,000
$15 to $50 million                      0.20% of average daily net assets
$50 to $100 million                     0.15% of average daily net assets
$100 to $150 million                    0.10% of average daily net assets
Over $150 million                       0.05% of average daily net assets

     For the period ended February 28, 2001, the Fund incurred $14,837 in Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator. Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the period ended February 28, 2001, the Fund paid to the Advisor, as Distribution Coordinator, $12,222.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $3,560,661 and $3,919,334, respectively.

                                    Advisor
                      LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                        10000 Memorial Drive, Suite 660
                              Houston, Texas 77024
                                 (713) 688-6881
                        Account Inquiries (800) 282-2340

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                             Cincinnati, Ohio 45201

                      Transfer and Divided Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    Auditors
                               ERNST & YOUNG LLP
                               725 South Figueroa
                         Los Angeles, California 90017

                                  Legal Counsel
                        PAUL, HASTINGS, JANOFSKY & WALKER
                       345 California Street, 29th Floor
                        San Francisco, California 94104


--------------------------------------------------------------------------------
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.